UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)
Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
PERFICIENT, INC.
(Name of Registrant as Specified in Its Charter)
______________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

______________________________________________________________________________________

Your **Vote** Counts!

PERFICIENT, INC.

2024 Annual Meeting
Vote by May 28, 2024 11:59 PM ET. For shares held in a Plan, vote by May 26, 2024 11:59 PM ET.

PERFICIENT

PERFICIENT, INC.
555 MARYVILLE UNIVERSITY DRIVE
SUITE 600
ST. LOUIS, MO 63141
ATTN: DANIEL ORF

V38477-P10178

You invested in PERFICIENT, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 29, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 29, 2024
10:00 AM LT

555 Maryville University Drive
First Floor Conference Center
St. Louis, MO 63141

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Romil Bahl	For
1b.	Jeffrey S. Davis	For
1c.	Thomas J. Hogan	For
1d.	Jill A. Jones	For
1e.	David S. Lundeen	For
1f.	Brian L. Matthews	For
1g.	Nancy C. Pechloff	For
1h.	Gary M. Wimberly	For
2.	Proposal to approve, on an advisory basis, a resolution relating to the 2023 compensation of the named executive officers.	For
3.	Proposal to ratify KPMG LLP as Perficient, Inc.'s independent registered public accounting firm for the 2024 fiscal year.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V38478-P10178